UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2022

T STAMP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41252	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3017 Bolling Way NE, Floors 1 and 2, Atlanta, Georgia 30305

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (404) 806-9906

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	IDAI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Resignation of Independent Registered Public Accounting Firm.

On December 5, 2022, T Stamp Inc. (the “Company”) received its final notification from Cherry Bekaert LLP (“Cherry Bekaert”) informing the Company of its resignation, effective that day, as the independent registered public accounting firm of the Company.

Cherry Bekaert’s audit report on the Company’s consolidated financial statements as of and for the year ended December 31, 2021 contained an “Emphasis of Matter Regarding Liquidity” note in its report. In addition, Cherry Bekaert’s audit report on the Company’s consolidated financial statements as of and for the year ended December 31, 2020 contained a “Going Concern” note indicating substantial doubt about the Company’s ability to continue as a going concern. In each case, the consolidated financial statements did not include any adjustments or modifications with respect to this matter.

During the years ended December 31, 2021, and 2020, and the subsequent interim periods through December 5, 2022, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Cherry Bekaert on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Cherry Bekaert’s satisfaction, would have caused Cherry Bekaert to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K except that, in connection with the audit of our financial statements for the year ended December 31, 2021, Cherry Bekaert identified material weaknesses in our internal control over financial reporting, which was identified and disclosed in Item 9A. of the Company's Annual Report on Form 10-K for the year ended December 31, 2021. The material weaknesses was related to certain corporate finance and accounting oversight functions residing over the detection of errors that were present within the Company’s calculation of stock-based awards as well as the financial reporting close process.

The Company provided Cherry Bekaert with a copy of the disclosures it is making in this Current Report on Form 8-K. Cherry Bekaert has furnished a letter addressed to the Securities and Exchange Commission stating that they agree with the statements made in response to the disclosures made in this Current Report insofar as they relate to Cherry Bekaert. A copy of Cherry Bekaert’s letter dated December 8, 2022, is filed as Exhibit 16.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter, dated December 8, 2022 from Cherry Bekaert LLP to the Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T STAMP INC.

By:	/s/Gareth Genner
Name:	Gareth Genner
Title:	Chief Executive Officer

Dated: December 8, 2022